Exhibit 10.4

JOINDER AGREEMENT

July 29, 2024

THIS JOINDER AGREEMENT (this “Joinder”), dated as of the date hereof, is executed by BATTLE BORN BATTERY PRODUCTS, LLC, a Delaware limited liability company (“New Credit Party”) in favor of Agent for the benefit of the Lenders described below. All capitalized terms used and not defined herein have the meanings herein as set forth in the Loan Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Term Loan, Guarantee and Security Agreement, dated as of October 7, 2022 (the “Closing Date”) (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among DRAGONFLY ENERGY CORP. (“Borrower”), DRAGONFLY ENERGY HOLDINGS CORP. (f/k/a Chardan Nextech Acquisition 2 Corp.) (“Holdings”), each other Credit Party from time to time party thereto, the lenders from time to time party thereto (“Lenders”) and ALTER DOMUS (US) LLC, as agent (in such capacity, the “Agent”), the Lenders have, subject to the terms and conditions in the Loan Agreement, agreed to make the loans and other extensions of credit to Borrower.

WHEREAS, pursuant to Sections 1.12 and 3.27 of the Loan Agreement and subject to certain limitations and exceptions set forth therein, New Credit Party is a Subsidiary of Borrower and is required to become (or has been designated by the Borrower to become, if applicable) a Credit Party, Grantor and either a co-Borrower or Guarantor, as applicable, under the Loan Agreement and each of the other Loan Documents and, as such, derives benefits from the loans and other extensions of credit by the Lenders to Borrower; and

WHEREAS, New Credit Party desires to join the Loan Agreement and each of the other Loan Documents to which the Credit Parties entered into prior to the date hereof, as a Credit Party, Grantor, Pledgor (if applicable, and either a co-Borrower or Guarantor (as applicable), thereunder, and to be bound thereby;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and in the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2. JOINDER; GRANT OF SECURITY INTEREST; GUARANTEE.

(a) Joinder. New Credit Party hereby joins the Loan Agreement and each of the other Loan Documents as a Credit Party, Grantor, Pledgor (if applicable) and Guarantor, and agrees to be bound by all of the terms thereof and shall be as fully a party thereto as if New Credit Party were an original signatory thereto. New Credit Party hereby assumes all of the obligations of a Credit Party, Guarantor, Grantor and Pledgor, as applicable, under the Loan Documents to which it is hereby joining, and agrees to be bound by all of the terms, provisions and conditions contained in such Loan Documents applicable to a Credit Party, Guarantor, Grantor and Pledgor, as applicable. Each reference to a “Guarantor”, “Credit Party”, “Grantor” or “Pledgor” in the Loan Agreement or any other Loan Document heretofore, now or hereafter executed, shall be deemed to include New Credit Party.

(b) Grant of Security Interest. Without limiting the generality of Section 2(a) of this Joinder, New Credit Party hereby acknowledges, agrees and confirms the grant by New Credit Party as of the date of this Joinder of a continuing security interest, pledge and assignment to Agent of all of its right, title, and interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all of the Obligations pursuant to Section 6 of the Loan Agreement. In furtherance of the foregoing, New Credit Party agrees to execute and/or deliver to Agent such Loan Documents, Collateral Documents and other documents, UCC and/or PPSA financing statements, officer’s certificates as to the organization and incumbency and any other documents, instruments, certificates or agreements as Agent may reasonably request to give effect to this joinder of New Credit Party as a Credit Party.

3. REPRESENTATIONS AND WARRANTIES. New Credit Party hereby represents and warrants to Agent that (a) this Joinder has been duly authorized, executed and delivered by New Credit Party, (b) after giving effect to this Joinder, no Default or Event of Default has occurred and is continuing as of the date hereof, and (c) all of the representations and warranties applicable to New Credit Party in the Loan Documents are true and correct in all material respects (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except in each case (whether the date hereof or such earlier date) to the extent that such representation or warranty is qualified by “Material Adverse Effect” or any other materiality qualifier, in which case it is true and correct in all respects)) on and as of the date of this Joinder after giving effect to this Joinder, including the updates attached hereto as Exhibit A.

4. LOAN DOCUMENTS. This Joinder shall be deemed a Loan Document for all purposes under the Loan Agreement. New Credit Party hereby confirms that it has received a copy as executed of the Loan Agreement, and all annexes, exhibits and schedules thereto.

5. SCHEDULES. The undersigned has attached hereto as Exhibit A, supplemental schedules which supplement the Schedules to the Loan Agreement in respect of New Credit Party, and the undersigned hereby certifies, as of the date hereof, that it has caused such Schedules to have been prepared in substantially the form of the equivalent Schedules to the Loan Agreement, and such Schedules include all of the information required to be scheduled to the Loan Agreement in respect of New Credit Party and do not omit to state any material information with respect thereto.

6. SEVERABILITY. Any provision of this Joinder which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Additional Guarantor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect; provided that Additional Guarantor does not waive the provisions of any applicable Debtor Relief Law.

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7. GOVERNING LAW. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATION LAWS OF NEW YORK.

8. COUNTERPARTS. This Joinder may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. This Joinder may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Joinder. The words “execution,” “signed,” “signature,” and words of like import in this Joinder shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, as the case may be.

9. CONDITIONS TO EFFECTIVENESS OF JOINDER. This Joinder shall not become effective unless and until (i) one or more counterparts of the same have been duly executed by New Credit Party and delivered to Agent, (ii) all of the conditions set forth in Section 1.12 of the Loan Agreement have been satisfied or waived by Agent and (iii) Borrower and the other Credit Parties shall have executed the attached Confirmation and delivered the same to the Agent.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, New Credit Party has caused this Joinder to be duly executed and delivered as of the day and year first above written.

BATTLE BORN BATTERY PRODUCTS, LLC

By:	/s/ Denis Phares
Name:	Denis Phares
Title:	Chief Executive Officer

SIGNATURE PAGE

JOINDER AGREEMENT (BATTLE BORN)

CONFIRMATION

The undersigned Credit Parties hereby acknowledge the te1ms of the foregoing Joinder Agreement and agree and confum that its obligations under each Loan Document to which it is a party will continue in full force and effect after giving effect to such Joinder Agreement, and nothing in such Joinder Agreement shall be deemed to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the pe1fection or continuity of Agent’s security interests in, security titles to or other Liens on any Collateral.

BORROWER:	DRAGONFLY ENERGY CORP.

	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	Chief Executive Officer

HOLDINGS:	DRAGONFLY ENERGY HOLDINGS CORP.
(f/k/a Chardan Nextech Acquisition 2 Corp.)

	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	Chief Executive Officer

SIGNATURE PAGE

JOINDER AGREEMENT (BATTLE BORN)